UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) : April 15, 2003

                           IDS LIFE INSURANCE COMPANY
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        MINNESOTA                       33-28976                 41-0823832
-------------------------------   -----------------------    -------------------
(State or other jurisdiction of   (Commission file Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)


227 AXP FINANCIAL CENTER, MINNEAPOLIS, MINNESOTA                       55474
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  (Address of principal executive offices)                          (Zip Code)


       (Registrant's telephone number, including area code) (612) 671-3131
                                                            --------------

             (Former name or address, if changed since last report)

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Item 5.

Other Information

On April 15, 2003 IDS Life Insurance Company (the "Company") appointed Jeryl A. Millner, Vice President and Controller. Ms. Millner will act as the Company's Principal Accounting Officer. Ms. Millner is new to the Company and brings to this position 20 years of prior insurance and annuity financial management experience. She succeeds Philip C. Wentzel, who was recently appointed Vice
President, Business Planning & Analysis for American Express Financial Corporation, the Company's parent. John T. Sweeney, Executive Vice President-Finance for the Company will act as the Company's Principal and Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REGISTRANT                             IDS LIFE INSURANCE COMPANY

BY                                      /s/ Barbara H. Fraser
                                            ------------------
NAME AND TITLE                              Barbara H. Fraser
                                            Vice President and Controller

DATE                                        April 17, 2003